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                                                                EXHIBIT 23


CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement
No. 33-49243 of General Motors Corporation on Form S-8 of our report dated June 2, 1995 appearing in this Annual Report on Form 11-K of the Saturn Personal Choices Savings Plan for Non-Represented Members for the years ended December 31, 1994 and 1993.




s/DELOITTE & TOUCHE LLP
DELOITTE & TOUCHE LLP

Nashville, Tennessee
June 27, 1995







































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